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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                                   FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                            Securities Exchange Act


      Date of Report (Date of earliest event reported): January 20, 2000


                   Burlington Northern Santa Fe Corporation
            (Exact Name of Registrant as Specified in Its Charter)


                                   Delaware
                (State or Other Jurisdiction of Incorporation)


         1-11535                                          41-1804964
(Commission File Number)                               (I.R.S. Employer
                                                      Identification No.)


              2650 Lou Menk Drive, Fort Worth, Texas  76131-2830
             (Address of Principal Executive Offices) (Zip Code)


                                (817) 352-6856
             (Registrant's Telephone Number, Including Area Code)


                               (Not Applicable)
         (Former Name or Former Address, If Changed Since Last Report)
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                   INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.    Other Events

     The Company amended its By-laws effective January 20, 2000, which amendment is attached as Exhibit 3.1 and is incorporated by reference. The Company announced its fourth quarter 1999 earnings in a press release dated January 25, 2000, which press release is attached as Exhibit 99.1 and is incorporated by reference.

Item 7.    Financial Statements and Exhibits.

     (c)   Exhibits

           See Exhibit Index included herewith.
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BURLINGTON NORTHERN SANTA FE
                                        CORPORATION
                                        (Registrant)



Date: February 4, 2000                  By:  /s/ Dennis R. Johnson
                                             -----------------------------
                                             (Signature)
                                             Dennis R. Johnson
                                             Vice President and Controller
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                   BURLINGTON NORTHERN SANTA FE CORPORATION

                               INDEX OF EXHIBITS


Exhibit
Number     Description
------     -----------

3.1 Amendment to By-laws of Burlington Northern Santa Fe Corporation (effective as of January 20, 2000).

99.1       Press release dated January 25, 2000.